Exhibit 10.17

DAI DUONG SEA TRANSPORT

SOCIALIST REPUBLIC OF VIET NAM

LTD., COMPANY

   Independence-Freedom-Happiness

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MINUTES OF AGREEMENT

(About the trade in 7.600 tons load of maritime transport vessel)

No: 05/07 - BBTT

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Basing on the 2005 civil code went through in Jun, 14th 2005 by the National Assembly of Viet Nam.

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Basing on need and ability of both two parties.

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Today, July, 20th 2007, at the head office of Dai Duong Maritime Transportation Joint stock Company, we consist of:

SELLER: DAI DUONG MARITIME TRANSPORT J.S COMPANY (PARTY A)

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Address: Zone 6 - Diem Dien Town - Thai Thuy District - Thai Binh Province.

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Telephone number: 036 7130425

Fax number: 036 712069

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Account number: 15010000027154. At the Investment and Development Bank, Ha Noi North branch.

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Tax code: 1000339027.

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Representative: Mr. Le Van Khoa

Position: Director.

BUYER:  TRAI THIEN MARITIME TRANSPORT INVESTMENT AND DEVELOPMENT JOINT STOCK COMPANY (PARTY B)

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Address: No. 253 Khuong Viet Street, Phu Trong Ward, Tan Phu District, Ho Chi Minh City.

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Telephone number: 084 067624

Fax number: 084 067632

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Account number: 1600201049550. At the AgriBank, Sai Gon branch.

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Tax code: 0305015473.

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Representative: Mr. Nguyen Quoc Khanh

Position: Director.

Both two parties signed and agree to perform the minutes of agreement with the following articles:

ARTICLE I: CONTENT

Party A agrees to sell four (04) vessels within 100% machinery to party B, the trade-mark is X8320ZCBH, the device's body is *VRH, interactional license number and the price is below:

Description	Quantity	Unit price (exclude Van	VAT (5%)	Amount (VND)
Seagoing vessel, steel cover, transport groceries, unlimited level, 7600 tons of total payload	04	571,428,571,428	28,571,428,571	600,000,000,000

Total value of the minutes:

By Digit: 600,000,000,000 VND.

By Letter: Six hundred billions Vietnam Dong.

ARTICLE 2: TECHNICAL DOCUMENT PROCEDURE

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Designer: Viet Han vessel technical service & design business Company.

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Register: Vietnam Register of Bureau.

ARTICLE 3: QUALITY AND TECHNICAL SPECIFICATION

3.1 Quality

The vessel is covered by the 100% new steel and the endurance is suitable to the standard of Vietnam Register of Bureau.

3.2 Technical specification

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Type and uses: Diesel-vessel, transport groceries.

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Maximum length: 110.17/102.60m

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Total payload/capacity: 7600 tons

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The length of freeboard: 9.30m

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Total person: 18 people

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The width: 17.60m

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The designed side of sink: 7.00m

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Main machine: Chinese machine X8320ZCBH operates by the DO, FO engine.

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Power: 3600/3960 (HP)

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Crane: 01 crane 25 tons and 02 cranes 15 tons * 18m

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Suitable design level:

Body *VRH

Engine *VRM

ARTICLE 4: WARRANTY

4.1 Warranty period is 12 months from the delivery date (according to manufacturer).

4.2 In warranty period, party A has responsibility to repair and solve any technical problem timely if this problem is belong to party A. Otherwise, if there is any problem belong to party B, party B has responsibility to one's solving.

ARTICLE 5: METHOD OF PAYMENT

Cash payment, cheque or transfer.

Pay time: Buyer will pay for seller with following detail stage:

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Stage I: Immediately after both two parties sign minutes of agreement, party B leave 50,000,000,000 VND (Fifty billions Vietnam Dong) as deposit on the vessel.

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Stage 2: After 03 (three) months from the signed date, party B pay 135,000,000,000 VND (One hundred and thirty five billions Vietnam Dong).

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Stage 3: After 06 (six) months from the signed date, party B pay 135,000,000,000 VND (One hundred and thirty five billions Vietnam Dong).

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Stage 4: After 09 (nine) months from the signed date, party B pay 135,000,000,000 VND (One hundred and thirty five billions Vietnam Dong).

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Stage 5: party B pay 143,000,000,000 VND (One hundred and forty three billions Vietnam Dong) within five days from the date party A delivers device to party B and the attach document include:

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Checking upon delivery report within certification of the register of shipping.

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Complete delivery report.

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VAT invoice whole of vessel.

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All register document for unlimited level over the international territorial waters.

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Stage 6: party B pay 2,000,000,000 VND (Two billions Vietnam Dong) after expire 12 months of the warranty period from the delivery date.

ARTICLE 6: DELIVERY

6.1 Delivery point: Hai Phong port.

6.2 Delivery time of vessel and register document: After having enough finished condition within certification of the register of shipping and complete document, both two parties start deliver vessel from the date of the signed trade contract (after 18 months from the date of the official signed trade contract).

ARTICLE 7: RESPONSIBILITY

7.1 On the side of party A:

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Deliver on time, ensure standard of quality and technical specification. If party A does not deliver to party B on schedule in accordance with the article 6 (without legitimate reason accepted by party B), party A has to pay the invested interest (in accordance with the bank's interest rate) correlate the delay date.

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Supply complete and legal document of the vessel issued by the branch of the Vietnam.

Register for party B to register and operate.

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Ensure the good situation of vessel after delivery.

7.2 On the side of party B:

Pay enough and on time for party A in accordance with the agreement in this memorandum of understanding.

ARTICLE 8: COMMON TERMS

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Both two parties engage perform completely articles in this memorandum of understanding.

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If there is any problem during the process of performing for this memorandum of understanding, two parties have responsibility to inform before five days and will try to come up with solution of problem within a negotiation basing on the articles of the contract.

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In case of dispute that can not to come up with solution of problem within a negotiation, problem will be sentenced by the economic court of Thai Binh Province, and the fail side has to pay all expense.

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The minutes is made in to 4 (four) copies, each party keeps two copies which has the same legal values.

These minutes become effective from the signed date.

REPRESENTATIVE PARTY A

REPRESENTATIVE PARTY B

(Signed and stamped)

(Signed and stamped)

Director

Director

/s/ Le Van Khoa

/s/ Nguyen Quoc Khanh

Le Van Khoa

Nguyen Quoc Khanh

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